HARBOR FLORIDA BANCSHARES, INC.
                                             September 30,     September 30,
                                                  2004             2003
                                                  ----             ----
                                                      (In Thousands)
Selected Consolidated Financial Data:
    Total assets                           $    2,627,109  $    2,352,071

    Loans, gross                                1,908,971       1,627,584
    Allowance for loan losses                      17,802          16,199
      Net loans                                 1,891,169       1,611,385

    Loans held for sale                             2,438           2,648
    Interest-bearing deposits                       7,053           4,432
    Investment securities                         130,200         296,935
    Mortgage-backed securities                    443,060         308,075
    Real estate owned                                  48             906
    Goodwill                                        3,591           3,719
    Deposits                                    1,744,830       1,550,260
    FHLB advances                                 553,492         503,511
    Stockholders' equity                          286,644         261,883
    # of common shares outstanding                 23,789          23,780




                                                               Three months ended                  Twelve months ended
                                                                 September 30,                       September 30,
                                                                 -------------                       -------------
                                                              2004           2003                2004             2003
                                                              ----           ----                ----             ----
                                                                       (In Thousands Except per Share Data)
Selected Consolidated Operating Data:
    Interest income                                        $ 36,843        $ 33,846           $ 142,085        $ 134,905
    Interest expense                                         12,385          11,859              47,426           49,665
                                                           --------        --------            --------        ---------
    Net interest income                                      24,458          21,987              94,659           85,240
    Provision for loan losses                                   350             334               1,652            1,946
                                                           --------        --------            --------        ---------

    Net interest income after provision for loan losses      24,108          21,653              93,007           83,294
    Other Income:
      Fees and service charges                                4,035           3,329              14,889           12,963
      Insurance commissions and fees                            863             726               3,391            2,768
      Gain on sale of mortgage loans                            553             473               2,260            4,171
      Gain on sale of equity securities                           0             304               1,997            1,303
      Gain on sale of debt securities                             0             361                 248              361
      Gain on sale of fixed assets                                0               0                 334               (3)
      Other                                                     107              80                 428              224
                                                           --------        --------            --------        ---------
    Total other income                                        5,558           5,273              23,547           21,787
    Other expenses:
      Compensation and benefits                               7,356           6,763              29,192           25,646
      Occupancy                                               1,922           1,606               7,032            6,070
      Other                                                   3,279           2,878              13,643           11,318
                                                           --------        --------            --------        ---------
    Total other expenses                                     12,557          11,247              49,867           43,034
                                                           --------        --------            --------        ---------
    Income before income taxes                               17,109          15,679              66,687           62,047
    Income tax expense                                        6,002           6,015              25,691           24,188
                                                           --------        --------            --------        ---------
    Net income                                             $ 11,107        $  9,664           $  40,996       $   37,859
                                                           ========        ========            ========        =========

    Net income per share:
      Basic                                                $   0.49        $   0.43           $    1.81       $     1.68
      Diluted                                              $   0.48        $   0.42           $    1.77       $     1.64


    Weighted average shares outstanding
      Basic                                                  22,651          22,496              22,618           22,564
      Diluted                                                23,203          23,108              23,155           23,134


HARBOR FLORIDA BANCSHARES, INC.

                                                        Three months ended                Twelve months ended
                                                          September 30,                     September 30,
                                                          -------------                     -------------
                                                      2004             2003              2004          2003
                                                      ----             ----              ----          ----
Selected Financial Ratios:
    Performance Ratios:
    Return on average assets (1)                      1.69 %           1.67 %            1.64 %         1.73 %
    Return on average stockholders' equity (1)       15.73 %          14.95 %           15.06 %        15.14 %
    Book value per share                         $   12.05        $   11.01         $   12.05      $   11.01
    Net interest rate spread (1)                      3.73 %           3.75 %            3.73 %         3.78 %
    Net interest margin (1)                           3.92 %           3.98 %            3.93 %         4.03 %
    Non-interest expense to average assets (1)        1.91 %           1.94 %            1.99 %         1.97 %
    Net interest income to non-interest
      expense (1)                                     1.97 x           1.98 x            1.90 x         1.98 x
    Average interest-earning assets to
      average interest-bearing liabilities          109.65 %         110.64 %          109.63 %       110.74 %
    Efficiency ratio (1)                             43.66 %          42.74 %           43.70 %        42.60 %


    Asset Quality Ratios:
    Non-performing assets to total asset              0.12 %           0.13 %            0.12 %         0.13 %
    Allowance for loan losses to
      total loans                                     0.94 %           1.01 %            0.94 %         1.01 %
    Allowance for loan losses to
      classified loans                              383.37 %         245.86 %          383.37 %       245.86 %
    Allowance for loan losses to
      non-performing loans                          587.20 %         731.34 %          587.20 %       731.34 %


    Capital Ratios:
    Average shareholders' equity to
      average assets                                 10.76 %          11.16 %           10.87 %        11.42 %
    Shareholders' equity to assets
      at period end                                  10.91 %          11.13 %           10.91 %        11.13 %

    (1) Ratio is annualized.



                                         Three months ended                Twelve months ended
                                            September 30,                     September 30,
                                            -------------                     -------------
                                         2004          2003               2004          2003
                                         ----          ----               ----          ----
                                                            (In Thousands)
Selected Average Balances:
    Total assets                      2,609,767      2,298,169         2,503,862     2,190,175
    Interest earning assets           2,508,637      2,219,655         2,411,568     2,115,979
    Gross loans                       1,875,292      1,603,060         1,747,201     1,578,837
    Stockholders' equity                280,903        256,402           272,264       250,030
    Deposits                          1,731,544      1,511,530         1,663,438     1,452,867

Asset Quality:
    Nonaccrual loans                      3,032          2,215             3,032         2,215
    Net charge-offs                           2            (17)               49           124

Loan Originations:
    Residential                         178,653        227,280           750,422       705,573
    Commercial Real Estate               69,062         46,010           244,206       161,319
    Consumer                             41,134         39,310           162,583       127,641
    Commercial Business                  12,935         10,370            49,189        39,437

Loan Sales:                              24,285         23,455            95,403       144,493

HARBOR FLORIDA BANCSHARES, INC.

                                                                        For the three months ended
                                                                        --------------------------
                                                         Sept. 30     June 30,     Mar. 31,      Dec. 31,    Sept. 30,
                                                           2004         2004        2004          2003         2003
                                                           ----         ----        ----          ----         ----
                                                                     (In Thousands Except Per Share Data)
Selected Consolidated Operating Data:
    Interest income                                      $  36,843   $  36,007   $  35,099     $  34,136    $  33,846
    Interest expense                                        12,385      11,649      11,658        11,734       11,859
                                                         ---------   ---------   ---------     ---------    ---------
    Net interest income                                     24,458      24,358      23,441        22,402       21,987
    Provision for loan losses                                  350         503         351           448          334
                                                         ---------   ---------   ---------     ---------    ---------

  Net interest income after provision for loan losses       24,108      23,855      23,090        21,954       21,653
  Other Income:
    Fees and service charges                                 4,035       3,974       3,495         3,385        3,329
    Insurance commissions and fees                             863         923         884           721          726
    Gain on sale of mortgage loans                             553         297         669           741          473
    Gain on sale of equity securities                            0       1,379         307           311          304
    Gain on sale of debt securities                              0           0         248             0          361
    Gain (loss) on sale of fixed assets                          0         342          (2)           (6)           0
    Other                                                      107          50         100           171           80
                                                         ---------   ---------   ---------     ---------    ---------
  Total other income                                         5,558       6,965       5,701         5,323        5,273
  Other expenses:
    Compensation and benefits                                7,356       7,483       7,343         7,010        6,763
    Occupancy                                                1,922       1,773       1,705         1,632        1,606
    Other                                                    3,279       4,205       3,210         2,949        2,878
                                                         ---------   ---------   ---------     ---------    ---------
  Total other expenses                                      12,557      13,461      12,258        11,591       11,247
                                                         ---------   ---------   ---------     ---------    ---------
  Income before income taxes                                17,109      17,359      16,533        15,686       15,679
  Income tax expense                                         6,002       7,090       6,462         6,137        6,015
                                                         ---------   ---------   ---------     ---------    ---------
  Net income                                             $  11,107   $  10,269   $  10,071     $   9,549    $   9,664
                                                         =========   =========   =========     =========    =========

  Net income per share:
    Basic                                                $    0.49   $    0.45   $    0.45     $    0.42    $    0.43
    Diluted                                              $    0.48   $    0.44   $    0.44     $    0.41    $    0.42

HARBOR FLORIDA BANCSHARES, INC.


                                                                         Three months ended September 30,
                                                                         --------------------------------
                                                                2004                                        2003
                                                                ----                                        ----
                                                 Average     Interest       Yield/         Average        Interest&        Yield/
                                                 Balance     Dividend        Rate          Balance        Dividend          Rate
                                                 -------     --------        ----          -------        --------          ----

                                                                              (Dollars in Thousands)
Analysis of Net Interest Income:
    Assets:
    Interest-earning assets :
      Interest-bearing deposits               $     8,841  $        28           1.26%  $     33,127    $         76           0.90%
      Investment securities                       167,862        1,086           2.59        333,749           2,181           2.61
      Mortgage-backed securities                  456,642        4,434           3.88        249,719           2,638           4.22
      Mortgage loans                            1,600,123       26,544           6.63      1,380,098          25,073           7.25
      Other loans                                 275,169        4,750           6.87        222,962           3,878           6.90
                                              -----------  -----------   ------------   ------------    ------------   ------------
    Total interest-earning assets               2,508,637       36,843           5.87      2,219,655          33,846           6.08
    Total noninterest-earning assets              101,130  -----------   ------------         78,514    ------------   ------------
                                              -----------                               ------------
    Total assets                              $ 2,609,767                               $  2,298,169
                                              ===========                               ============

    Liabilities and Stockholders' Equity:
    Interest-bearing liabilities
      Deposits:
        Transaction accounts                  $   710,021  $       769           0.43%  $    536,875    $        485           0.36%
        Passbook savings                          165,489          113           0.27        139,315              99           0.28
        Official checks                            16,305            0              0         17,293               0              0
        Certificate accounts                      839,728        5,281           2.50        818,046           5,461           2.65
                                              -----------  -----------   ------------   ------------    ------------   ------------
        Total deposits                          1,731,544        6,163           1.42      1,511,530           6,045           1.59
      FHLB advances                               555,224        6,209           4.38        493,828           5,801           4.60
      Other borrowings                              1,003           13           5.24            866              13           5.99
                                              -----------  -----------   ------------   ------------    ------------   ------------
    Total interest-bearing liabilities          2,287,771       12,385           2.14      2,006,224          11,859           2.33
    Noninterest-bearing liabilities                41,093  -----------   ------------         35,543    ------------   ------------
                                              -----------                               ------------
    Total liabilities                           2,328,864                                  2,041,767
    Stockholders' equity                          280,903                                    256,402
                                              -----------                               ------------
    Total liabilities and
        stockholders' equity                  $ 2,609,767                               $  2,298,169
                                              ===========                               ============
    Net interest income/
        interest rate spread                               $    24,458           3.73%                  $     21,987           3.75%
    Net interest-earning assets/                           ===========    ===========                   ============   ============
        net  interest margin                  $   220,866                        3.92%  $    213,431                           3.98%
                                              ===========                 ===========   ============                   ============
    Interest-earning assets to
        interest-bearing liabilities                                           109.65%                                       110.64%
                                                                          ===========                                  ============

HARBOR FLORIDA BANCSHARES, INC.


                                                                        Twelve months ended September 30,
                                                                       ---------------------------------
                                                                 2004                                             2003
                                                                 ----                                             ----
                                                 Average       Interest&        Yield/          Average        Interest&     Yield/
                                                 Balance       Dividend          Rate            Balance        Dividend     Rate
                                                 -------       --------          ----           -------         --------     ----
                                                                             (Dollars in Thousands)
Analysis of Net Interest Income:
    Assets:
    Interest-earning assets :
      Interest-bearing deposits               $    10,041   $       101           1.00%     $    55,596    $       712         1.28%
      Investment securities                       219,452         5,664           2.58          301,269          8,748         2.90
      Mortgage-backed securities                  434,873        17,154           3.94          180,277          9,241         5.13
      Mortgage loans                            1,493,576       101,868           6.82        1,370,189        101,302         7.39
      Other loans                                 253,625        17,300           6.82          208,648         14,902         7.14
                                              -----------   -----------    -----------      -----------    -----------  -----------
    Total interest-earning assets               2,411,568       142,085           5.89        2,115,979        134,905         6.38
    Total noninterest-earning assets               92,294   -----------    -----------           74,196    -----------  -----------
                                              -----------                                   -----------
    Total assets                              $ 2,503,862                                     2,190,175
                                              ===========                                   ===========

    Liabilities and Stockholders' Equity:
    Interest-bearing liabilities
      Deposits:
        Transaction accounts                  $   666,018   $     2,697           0.41%     $   492,892    $     2,243         0.45%
        Passbook savings                          154,924           412           0.27          128,505            488         0.38
        Official checks                            15,955             0              0           16,002              0            0
        Certificate accounts                      826,541        20,615           2.49          815,468         24,543         3.01
                                              -----------   -----------    -----------      -----------    -----------  -----------
        Total deposits                          1,663,438        23,724           1.43        1,452,867         27,274         1.88
      FHLB advances                               535,382        23,651           4.42          457,300         22,356         4.89
      Other borrowings                                875            51           5.79              591             35         5.96
                                              -----------   -----------    -----------      -----------    -----------  -----------
    Total interest-bearing liabilities         l2,199,695        47,426           2.16        1,910,758         49,665         2.60
    Noninterest-bearing liabilities                31,903   -----------    -----------           29,387    -----------  -----------
                                              -----------                                   -----------
    Total liabilities                           2,231,598                                     1,940,145
    Stockholders' equity                          272,264                                       250,030
                                              -----------                                   -----------
    Total liabilities and
      stockholders' equity                    $ 2,503,862                                   $ 2,190,175
                                              ===========                                   ===========
    Net interest income/
      interest rate spread                                  $    94,659           3.73%                    $    85,240         3.78%
    Net interest-earning assets/                            ===========    ===========                     ===========  ===========
      net  interest margin                    $   211,873                         3.93%     $   205,221                        4.03%
                                              ===========                  ===========      ===========                 ===========
    Interest-earning assets to
      interest-bearing liabilities                                              109.63%                                      110.74%
                                                                           ===========                                  ===========
